Exhibit 99.1

FAMILY DOLLAR BOARD OF DIRECTORS REJECTS DOLLAR GENERAL’S

ILLUSORY TENDER OFFER

Dollar General’s Conditional Tender Offer Cannot be Closed by its Own Terms

Family Dollar Board Reaffirms Unanimous Recommendation in Support of Transaction with Dollar Tree

Family Dollar Board Files Schedule 14D-9 with the Securities and Exchange Commission

MATTHEWS, NC — September 17, 2014 — Family Dollar Stores, Inc. (NYSE:FDO), a leading national discount retailer offering name brands and quality, private brand merchandise, announced today that its Board of Directors unanimously recommends that Family Dollar’s shareholders reject the unsolicited conditional tender offer made by Dollar General Corporation (NYSE:DG) (“Dollar General Offer” or “Offer”) and not tender their shares. In conjunction with its rejection of Dollar General’s offer, Family Dollar’s Board unanimously reaffirms its recommendation in support of the transaction with Dollar Tree, Inc. (NASDAQ: DLTR). The terms of the tender offer are the same as those in the proposal made by Dollar General on September 2, 2014, which the Board of Directors of Family Dollar unanimously rejected on September 5, 2014, on the basis of antitrust regulatory considerations.

Howard R. Levine, Chairman and CEO of Family Dollar, said, “Our Board of Directors, with the assistance of outside advisors and consultants, reviewed all aspects of Dollar General’s tender offer and concluded unanimously that this highly conditional Offer is illusory because, as Dollar General is well aware, the Offer cannot close on the terms proposed. Tenders into the Dollar General Offer will be meaningless since there is no way that Dollar General can purchase shares that are tendered.”

Mr. Levine added, “The terms of the Dollar General Offer are no different from those in its most recent unsolicited proposal, which was previously and unanimously rejected by our Board of Directors based on antitrust regulatory considerations. There is a very real and material risk that the transaction proposed by Dollar General would fail to close, after a lengthy and disruptive review process. Accordingly, our Board has rejected Dollar General’s tender offer and reaffirmed its support of the transaction with Dollar Tree, which delivers attractive value in the form of immediate upfront cash and upside participation in a combined Dollar Tree-Family Dollar entity, as well as closing certainty.”

Ed Garden, a Family Dollar director and co-founder and Chief Investment Officer at Trian Fund Management, L.P., a large shareholder of the Company, stated, “We are focused on delivering to Family Dollar shareholders the highest value with certainty, and the Dollar Tree transaction does just that. Dollar Tree has taken the antitrust risk off the table by committing to divest as many stores as necessary to obtain antitrust clearance. We remain fully committed to the Dollar Tree transaction.”

Mr. Garden continued, “Rather than eliminating the antitrust risk for Family Dollar shareholders, Dollar General has commenced an illusory tender offer that simply cannot be closed by its own terms. Even the initial antitrust waiting period expires on October 10, 2014, after the expiration date for the Dollar General Offer. Furthermore, Dollar General has misrepresented that its tender offer was a prerequisite to making its HSR antitrust filing; Dollar General knows that it could have filed with antitrust regulators when it first submitted an unsolicited proposal nearly a month ago. As we have highlighted previously, Dollar General has repeatedly stated that antitrust is not a risk, yet they have put forth proposals that require Family Dollar shareholders to bear the ultimate risk. Receiving a reverse breakup fee with an after-tax value of less than $3 a share does virtually nothing to compensate the Family Dollar shareholders for assuming that risk. Accordingly, Family Dollar’s Board unanimously rejects the Dollar General Offer and remains fully committed to the transaction with Dollar Tree.”

The full basis for the Board’s recommendation is set forth in Family Dollar’s Schedule 14D-9 which has been filed with the Securities and Exchange Commission (“SEC”) and is available on the SEC’s website at www.sec.gov. Copies of the Schedule 14D-9 may also be obtained on the Company’s website at www.FamilyDollar.com or by contacting MacKenzie Partners, Inc. toll free at 1-800-322-2885.

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Family Dollar and Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel.

Additional Information About the Dollar General Tender Offer

Family Dollar has filed a solicitation/recommendation statement with respect to the tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on August 11, 2014, Dollar Tree filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that included a preliminary proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. The registration statement has not yet become effective. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Participants in the Solicitation For the Proposed Dollar Tree/Family Dollar Merger

Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed merger between Dollar Tree and Family Dollar.

Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger are set forth in the proxy statement/prospectus filed with the SEC. You can also find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the unsolicited tender offer and proposals from Dollar General and any other alternative business combination transactions, the financing of the proposed transactions, the benefits, results, effects, timing and certainty of the proposed transactions, future financial and operating results, expectations concerning the antitrust review process for the proposed transactions and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed mergers include, among others: the risk that Family Dollar’s stockholders do not approve either merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for either merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of either merger are not satisfied; the risk that the financing required to fund either transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of either merger; uncertainties as to the timing of either merger; competitive responses to either proposed merger; response by activist stockholders to either merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s or other potential business combination transaction counterparties’ business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by either merger; uncertainty of the expected financial performance of the combined company following completion of either proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with either proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from either merger; litigation relating to either merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

About Family Dollar

For more than 54 years, Family Dollar has been providing value and convenience to customers in easy-to-shop neighborhood locations. Family Dollar’s mix of name brands and quality, private brand merchandise appeals to shoppers in more than 8,100 stores in rural and urban settings across 46 states. Helping families save on the items they need with everyday low prices creates a strong bond with customers, who often refer to their neighborhood store as “my Family Dollar.” Headquartered in Matthews, North Carolina, just outside of Charlotte, Family Dollar is a Fortune 300, publicly held company with common stock traded on the New York Stock Exchange under the symbol FDO. For more information, please visit www.familydollar.com.

FAMILY DOLLAR CONTACTS:

INVESTOR CONTACT:

Kiley F. Rawlins, CFA

(704) 708-2858

krawlins@familydollar.com

MEDIA CONTACT:

Matthew Sherman / Jamie Moser / Averell Withers

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449